UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 12, 2023

Aura FAT Projects Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

Cayman Islands	001-901886	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1 Phillip Street, #09-00, Royal One Phillip

Singapore, 048692

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code +65-3135-1511

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one Class A Ordinary Share and one Redeemable Warrant	AFARU	The Nasdaq Stock Market LLC
Class A Ordinary Share, $0.0001 par value per share	AFAR	The Nasdaq Stock Market LLC
Redeemable Warrants, each warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50 per share	AFARW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Effective October 12, 2023, Aura FAT Projects Acquisition Corp., a Cayman Islands exempted company limited by shares, with company registration number 384483 (the “Company”), entered into a note purchase agreement (The “Note Purchase Agreement”) and a promissory note (the “Note”) with its sponsor, Aura Fat Projects Capital LLC, for up to $1,000,000. The Note does not bear interest. The maturity date of the Note is the closing of the previously announced business combination with Allrites Holdings Pte. Ltd, a Singapore private company limited by shares, or the liquidation of the Company. The Note contains a standard and customary event of default for failure to make payments when due under the Note.

The descriptions of the Note and Note Purchase Agreement do not purport to be complete and are qualified in their entirety by reference to their respective forms which are annexed as Exhibits 4.1 and 10.1, respectively, to this Current Report on Form 8-K and are incorporated by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure required by this Item and included in Item 1.01 of this Current Report is incorporated by reference.

Item 9.01.	Exhibits.

Exhibit Number	Description of Exhibit
4.1	Form of Note Purchase Agreement
10.1	Form of Note
104	Cover Page Interactive Data File (Embedded within the Inline XBRL document and included in Exhibit)

SIGNATURES

Under the requirements of the Securities Exchange Act of 1934, the Company has caused this report to be signed by the undersigned duly authorized officer.

Aura FAT Projects Acquisition Corp

Date: October 12, 2023	By:	/s/ David Andrada
David Andrada
Co-Chief Executive Officer

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